EXHIBIT 13.1

Certification of Periodic Financial Report

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002,

18 U.S.C. Section 1350

In connection with the Annual Report of Richmont Mines Inc. (the “Corporation”) on Form 20-F for the period ending December 31, 2012 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Paul Carmel, President and Chief Executive Officer of the Corporation hereby certify that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 22, 2014

(/s/) Paul Carmel
Paul Carmel
President and Chief Executive Officer

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (15 U.S.C. §78r), or otherwise subject to the liability of that Section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference.

Certification of Periodic Financial Report

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002,

18 U.S.C. Section 1350

In connection with the Annual Report of Richmont Mines Inc. (the “Corporation”) on Form 20-F for the period ending December 31, 2012 as filed with Securities and Exchange Commission on the date hereof (the “Report”), I, Pierre Rougeau, Executive Vice-President and Chief Financial Officer of the Corporation hereby certify that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 22, 2014

(/s/) Pierre Rougeau
Pierre Rougeau
Executive Vice-President and Chief Financial Officer

A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Corporation and will be retained by the Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification is being furnished pursuant to Rule 15(d) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (15 U.S.C. §78r), or otherwise subject to the liability of that Section. This Certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference.